SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]

----------------------------
EQUITY/DOMESTIC
----------------------------
Scudder Select Funds

  Scudder Select 500
  Fund
  Fund #310

  Scudder Select 1000
  Growth Fund
  Fund #311

Semiannual Report
August 31, 2000

Scudder Select 500 Fund seeks to provide long-term growth and income through investment in selected stocks of companies in the S&P 500(R) Index.

Scudder Select 1000 Growth Fund seeks to provide long-term growth of capital through investment in selected stocks of companies in the Russell 1000(R) Growth Index.

Two no-load funds with no commissions to buy, sell or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Funds' President

                       6   Portfolio Management Discussion

                      11   Glossary of Investment Terms


                     Select 500 Fund

                      12   Performance Update

                      14   Portfolio Summary

                      16   Investment Portfolio


                     Select 1000 Growth Fund

                      26   Performance Update

                      28   Portfolio Summary

                      30   Investment Portfolio


                      39   Financial Statements

                      43   Financial Highlights

                      45   Notes to Financial Statements

                      51   Shareholder Meeting Results

                      53   Officers and Trustees

                      54   Investment Products and Services

                      56   Account Management Resources

Scudder Select Funds

--------------------------------------------------------------------------------
Scudder Select 500 Fund            ticker symbol SSFFX          fund number 310
Scudder Select 1000 Growth Fund    ticker symbol STHGX          fund number 311
--------------------------------------------------------------------------------

Date of Funds'     o    Scudder Select Funds yielded results that exceeded
Inception:              the returns of their comparative indices for the
5/17/99                 six-month period ended August 31, 2000.

                   o    The funds' discipline of excluding the least attractive
                        stocks in their investment universe resulted in a total
Total Net               return of 12.59% for Scudder Select 500 Fund and
Assets as               a total return of 9.52% for Scudder Select 1000 Growth
of 8/31/00 --           Fund.

Select 500:        o    The funds produced mixed performance over the first
$39 million             half of the six-month period, when top performance was
                        concentrated on a narrow band of value stocks, and
Select 1000             stronger performance over the latter half, when
Growth:                 outperformance by growth stocks extended to medium
$36 million             capitalization issues.

Letter from the Funds' President
--------------------------------------------------------------------------------

Dear Shareholders,


We are pleased to report to you on the performance of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund for their most recent semiannual period ended August 31, 2000. During a turbulent period for stocks, both funds outperformed their respective comparative indices: For the latest six-month period ended August 31, 2000, Scudder Select 500 Fund's 12.59% return outpaced the 11.73% return of the S&P 500 Index, while Scudder Select 1000 Growth Fund's 9.52% return was higher than the 8.96% return of the Russell 1000 Growth Index. Both funds have also outperformed their respective indices since their May 17, 1999 inception date through the close of the period.

We believe that the Select Funds exemplify Scudder's innovative approach to equity management. They are unique among retail mutual funds. Each fund -- through the use of a proprietary modeling process -- systematically excludes what we view as the least attractive 20% of stocks in the S&P 500 or the Russell 1000 Growth Index. This strategy, which is primarily available to institutional investors, seeks to outperform these standard benchmarks while reducing the risk associated with not holding all of the securities in the particular index.

The idea for these unique products came from our portfolio management team's insight that most Wall Street analysts have assigned many more "buy" ratings than "sell" ratings when evaluating individual stocks for their firms. In studies leading up to the introduction of the funds, our team came to the conclusion that 1) rather than the typical 1% or 2%, "sell" ratings should actually represent 30-40% of analysts' recommendations and 2) historically, eliminating the worst one fifth of either index's holdings has produced significantly higher returns over time. The Scudder Select Funds attempt to eliminate the weakest stocks and minimize the systematic tracking error versus an index using the remaining stocks. For more information concerning the funds' performance, strategy, and market environment, please read the Portfolio Management Discussion that begins on page 6.

For current information about your fund and your account, please visit Scudder's Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call a Scudder representative at 1-800-SCUDDER.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Select Funds

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 2000

In the following interview, portfolio managers Robert Tymoczko, Stephen Marsh, and Mark Berroth discuss the funds' market environment and strategy for the most recent semiannual period ended August 31, 2000.

Q: How did the funds perform over the past six months?

A: Both funds performed well, posting total returns higher than their respective benchmarks. For the latest semiannual period ended August 31, 2000, Scudder Select 500 Fund's 12.59% return outpaced the 11.73% return of the S&P 500 Index, while Scudder Select 1000 Growth Fund's 9.52% return was higher than the 8.96% return of the Russell 1000 Growth Index.

Q: How would you describe the market environment during this period?

A: If you look at the first three months of the period versus the last three months, we experienced two very different environments. During the first part, value outperformed growth by a significant margin. Over that three-month period ended in May, the Russell 1000 Value Index returned 12% while the Russell 1000 Growth Index declined -3%. In addition, large-cap stocks significantly outperformed mid-cap stocks.

During the ensuing three months the opposite occurred: the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 12.43% to 2.00%.

Q: What is the significance of the apparent shift during the period?

A: The first three months -- which were value-oriented -- weren't very fundamentally driven. Technology stocks were falling and investors were looking for alternatives. The rally in these stocks was limited to a short list of Dow Jones stocks, large-cap names like Procter & Gamble and Coca-Cola. Though we saw value stocks outperforming and some called this a return to fundamentals, it was really a "flight to quality." And -- typical of a flight to quality -- the rally was very narrow.

-------------------------------------------------------------------------------
A Sampling of Select 500 Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
-------------------------------------------------------------------------------
   Total returns 2/29/00-8/31/00                                 Six Months
-------------------------------------------------------------------------------
Owens Corning                                                      -64%
Novell                                                             -63%
Staples                                                            -43%
Rite Aid                                                           -42%
Lucent Technologies                                                -30%
Xerox                                                              -24%
MCI Worldcom                                                       -18%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
A Sampling of Select 1000 Growth Fund Quintile 5 Stocks
(Stocks eliminated or avoided)
-------------------------------------------------------------------------------
   Total returns 2/29/00-8/31/00                                 Six Months
-------------------------------------------------------------------------------
Healtheon WebMD                                                    -68%
Legato Systems                                                     -66%
Novell                                                             -63%
PSINet                                                             -62%
At Home                                                            -58%
Earthlink                                                          -55%
Staples                                                            -43%
Office Depot                                                       -40%
Amazon.com                                                         -40%
-------------------------------------------------------------------------------

Stocks listed were eliminated prior to the period. Other securities with positive or negative returns are not included in the tables.


Over the second half of the period, the top performers were growth stocks, which many people associate with a lack of fundamentals. But that wasn't the case. In this rally investors switched out of large-cap stocks and opted for stocks with good earnings growth rates that reflected the valuations. Over that three-month period ended August 31, the Russell 1000 Index returned 8.31% but the Russell Midcap Index returned 11.56%. We think these numbers provide a measure of the breadth of the rally, showing that mid-capitalization stocks were starting to get some attention. We found this refocusing on fundamentals very encouraging, and it helped the performance of both funds.

Q: How do you manage the funds' risk levels, and how have the funds fared on a risk-management basis?

A: There are several ways we monitor the funds' risk levels. One of our goals is to keep tracking error within 2.5%. For the Scudder Select 500 Fund, the realized tracking error has been 2.48% since the fund's inception. And for the Scudder Select 1000 Growth Fund, the realized tracking error was 2.17% since inception.

--------------------------------------------------------------------------------

How the Funds Are Managed

Scudder Select Funds seek to outperform the benchmark index for each fund -- the S&P 500 Index for the Select 500 Fund and the Russell 1000 Growth Index for the Select 1000 Growth Fund. The funds' managers attempt to accomplish this by eliminating the 20% of assets that they believe have the lowest expected return while replicating the fundamental characteristics of the index by selecting stocks from the remaining 80%. In short, they attempt to add value in both funds by "subtracting" stocks that are expected to underperform and investing among the rest. For most investors, the stocks that will cause the greatest future underperformance are ones that are already owned -- that is why the two funds primarily concentrate on identifying stocks to avoid.

In selecting stocks to eliminate from the investment universe, management attempts to identify those that have unattractive valuations, deteriorating fundamentals, and a history of disappointing shareholders. The funds' managers use four types of factors to evaluate a security: 1) valuation factors, such as price/forward earnings and price/cash flow ratios, to identify those assets with unattractive valuations; 2) earnings momentum factors, such as short- and long-term momentum, to determine those securities that have deteriorating fundamentals and a history of disappointing shareholders; 3) expectational factors, such as earnings revisions, to identify the markets' recognition of a deterioration in stock fundamentals; and 4) risk adversity factors, such as beta or dividend yield, to isolate those stocks that have higher expected downside risk.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stock Selection Process:
Addition by Subtraction

The funds' managers use a proprietary computer model to systematically evaluate stocks in the benchmarks. This analysis is based on a multifactor model that evaluates each stock's growth prospects, relative valuation, and price momentum. In each fund, stocks are assigned a ranking by quintile. Quintile 1 consists of the highest-rated stocks and quintile 5 consists of the lowest-rated stocks. Stocks ranked in the bottom, or fifth, quintile are excluded from a fund's investment universe. From among the remaining stocks (quintile 1-4) an optimization is performed to create a portfolio with systematic risk characteristics that closely match the funds' benchmarks. Examples of risk characteristics include exposure to specific industries, price/earnings ratios, debt/equity ratios, price volatility, and market capitalization. If the fundamental factor model calls for it, the characteristics of an excluded stock can be replicated by increasing the weighting of stocks in the portfolio that have the same fundamentals as that of the excluded stock. This results in a portfolio with fundamental characteristics nearly identical to the benchmark. Over time, each fund is rebalanced periodically as the rankings change.

This investment process is intended to create funds with relatively low "tracking error," or return deviation, compared to their respective index. Although management believes the tracking errors will be low relative to typical U.S. stock funds, the investment approach is expected to help the funds to outperform their benchmarks over an extended period.
--------------------------------------------------------------------------------



In addition, both portfolios over the semiannual period and since inception have outperformed the respective benchmarks but they've also had a slightly lower standard deviation (average variance from the mean). So they've actually outperformed without taking on more absolute risk. The annualized standard deviation since inception for the Scudder Select 500 Fund was 15.46% vs. 15.73% for the benchmark. And for the Scudder Select 1000 Growth Fund it was 21.24% vs. 21.31% for the benchmark since inception.

Another interesting thing we look at is down-side deviation, standard deviation from the average but only on the down side. So when the market has declined how has the fund performed? For the Scudder Select 500 fund the down-side deviation was 2.20% compared with 2.40% for the benchmark since inception. For the Scudder Select 1000 Growth Fund the down-side deviation was 3.32% versus 3.45% for the benchmark since inception. So both funds have outperformed in terms of return, absolute risk, and down-side risk.

Q: What is your outlook for the funds going forward?

A: Since the close of the period, it appears that the market has turned back to a narrow value focus, which doesn't typically favor these funds. Historically, however, there has often been a return to a search for fundamentals following a period in which value investing has been emphasized. We believe that the funds are positioned to outperform in such an environment. We believe the Scudder Select Funds are an attractive vehicle for investors seeking reliable investment growth over the long term.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward.

      Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

         Market The value of a company's outstanding shares of common stock, Capitalization determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

     Over/Under  Refers to the allocation of assets -- usually by sector,
      Weighting  industry, or country -- within a portfolio relative to a benchmark index (e.g., the S&P 500 Index), or an investment universe.

 Price/Earnings  Price of a stock divided by its earnings per share. A widely
    Ratio (P/E)  used gauge of a stock's valuation that indicates what
 (also Earnings  investors are paying for a company's earnings on a per share
      Multiple)  basis. A higher earnings multiple indicates a higher investor expectation or growth rate and the potential for greater price fluctuations.

       Standard A statistical measure of the degree to which an investment's Deviation return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

    Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder Select
               500 Fund          S&P 500 Index*

     5/99**     10000               10000
     8/99        9942                9894
    11/99       10503               10442
     2/00       10595               10302
     5/00       10888               10744
     8/00       11929               11510


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                             Average
Period ended 8/31/2000          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Select 500 Fund
--------------------------------------------------------------------------------
1 year                         $  11,999               19.99%           19.99%
--------------------------------------------------------------------------------
Life of Fund**                 $  11,929               19.29%           14.62%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  11,633               16.33%           16.33%
--------------------------------------------------------------------------------
Life of Fund**                 $  11,510               15.10%           11.49%
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on May 17, 1999.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                                    Yearly periods ended August 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER SELECT 500 FUND TOTAL RETURN (%) AND
S&P 500 INDEX* TOTAL RETURN (%)

                                         1999**  2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                                 -.58  19.99
--------------------------------------------------------------------------------
Index Total
Return (%)                                -1.06  16.33
--------------------------------------------------------------------------------
Net Asset
Value ($)                                 11.91  14.21
--------------------------------------------------------------------------------
Income
Dividends
($)                                         .02    .07
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                          --     --
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on May 17, 1999.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 2000
Scudder Select 500 Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks              100%                             The fund pursues a
------------------------------------                            fully invested
                           100%                                      approach.
------------------------------------




--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Technology                  28%                          The fund's investment
Financial                   13%                             approach typically
Health                      10%                              results in sector
Communications              10%                            weightings that are
Manufacturing                8%                         essentially similar to
Consumer Staples             8%                       the sector weightings of
Energy                       7%                             the S&P 500 Index.
Consumer Discretionary       4%
Service Industries           4%
Other                        8%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(30% of Portfolio)                                  The fund's top holdings
                                                          are the result of
  1. General Electric Co.                              excluding the 20% of
     Producer of electrical equipment                assets with the lowest
                                                      expected return while
  2. Intel Corp.                                            replicating the
     Producer of semiconductor memory circuits                  fundamental
                                                     characteristics of the
  3. Cisco Systems, Inc.                                   S&P 500 Index by
     Manufacturer of computer network products        selecting stocks from
                                                   among the remaining 80%.
  4. Citigroup, Inc.
     Diversified financial services company

  5. SBC Communications, Inc.
     Provider of telecommunication services

  6. Microsoft Corp.
     Developer of computer software

  7. Exxon Mobil Corp.
     International oil company

  8. Pfizer, Inc.
     International pharmaceutical company

  9. EMC Corp.
     Provider of enterprise storage systems, software, networks and services

 10. Nortel Networks Corp.
     Provider of telephony, data, wireless, and wireline products and services for the Internet



For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                           as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                Principal
                                                Amount ($)  Value ($)
---------------------------------------------------------------------

Scudder Select 500 Fund

---------------------------------------------------------------------
Repurchase Agreements 0.4%
---------------------------------------------------------------------
 State Street Bank and Trust Company, 6.57%,
    to be repurchased at $178,032 on 9/1/2000**
    (Cost $178,000) ...........................  178,000    178,000


                                                 Shares
-------------------------------------------------------------------

-------------------------------------------------------------------
Common Stocks 99.6%
-------------------------------------------------------------------

 Consumer Discretionary 4.0%
 Apparel & Shoes 0.2%
 Jones Apparel Group, Inc.* ...................      500     12,250
 Liz Claiborne, Inc. ..........................      400     17,575
 Russell Corp. ................................    1,900     36,219
                                                          ---------
                                                             66,044
                                                          ---------
 Department & Chain Stores 3.5%
 CVS Corp. ....................................    2,800    103,950
 Consolidated Stores Corp.* ...................      800     10,900
 Federated Department Stores, Inc.* ...........    4,500    124,313
 Home Depot, Inc. .............................    6,800    326,825
 J.C. Penney Co., Inc. ........................      100      1,400
 Kohl's Corp.* ................................    1,000     56,000
 Lowe's Companies, Inc. .......................    1,300     58,256
 Sears, Roebuck & Co. .........................      200      6,238
 The Limited, Inc. ............................    3,200     64,000
 Wal-Mart Stores, Inc. ........................   13,100    621,431
                                                          ---------
                                                          1,373,313
                                                          ---------
 Home Furnishings 0.0%
 Newell Rubbermaid, Inc. ......................      400     10,375
                                                          ---------
 Hotels & Casinos 0.2%
 Harrah's Entertainment, Inc.* ................      600     17,025
 Marriott International, Inc. "A" .............    1,800     71,100
                                                          ---------
                                                             88,125
                                                          ---------
 Restaurants 0.1%
 Brinker International, Inc.* .................      600     19,050


    The accompanying notes are an integral part of the financial statements.

                                        Shares   Value ($)
----------------------------------------------------------

 Outback Steakhouse, Inc.* .............  1,200     27,525
                                                 ---------
                                                    46,575
                                                 ---------
 Specialty Retail 0.0%
 BJ's Wholesale Club, Inc.* ............    300     10,163
 Family Dollar Stores, Inc. ............    100      1,800
                                                 ---------
                                                    11,963
                                                 ---------
 Consumer Staples 7.6%
 Alcohol & Tobacco 2.0%
 Anheuser-Busch Companies, Inc. ........  3,400    267,963
 Brown-Forman Corp. "B" ................  3,300    174,900
 Philip Morris Companies, Inc. .........  8,900    263,663
 Seagram Co., Ltd. .....................  1,300     78,244
                                                 ---------
                                                   784,770
                                                 ---------
 Consumer Electronic & Photographic 0.5%
 Eastman Kodak Co. .....................  2,300    143,175
 Energizer Holdings, Inc.* .............  2,433     48,052
 Maytag Corp. ..........................    400     15,250
                                                 ---------
                                                   206,477
                                                 ---------
 Consumer Specialties 0.1%
 American Greeting Corp. "A" ...........  1,700     31,663
                                                 ---------
 Food & Beverage 2.4%
 Albertson's, Inc. .....................  2,245     48,268
 Coca-Cola Co. .........................  1,100     57,888
 General Mills, Inc. ...................    400     12,850
 Kroger Co.* ...........................  4,400     99,825
 Nabisco Group Holdings ................  2,700     75,769
 PepsiCo, Inc. .........................  3,100    132,138
 Quaker Oats Co. .......................  2,800    190,225
 Ralston Purina Group ..................  7,300    165,163
 Safeway, Inc.* ........................  2,300    113,419
 Winn-Dixie Stores, Inc. ...............  2,300     32,056
                                                 ---------
                                                   927,601
                                                 ---------
 Package Goods/Cosmetics 2.6%
 Avon Products, Inc. ...................  3,000    117,563
 Clorox Co. ............................  1,300     47,044
 Colgate-Palmolive Co. .................  1,700     86,594
 Kimberly-Clark Corp. ..................  6,500    380,250
 Procter & Gamble Co. ..................  3,900    241,069
 Unilever NV (New York shares) .........  3,500    165,375
                                                 ---------
                                                 1,037,895
                                                 ---------


    The accompanying notes are an integral part of the financial statements.

                                     Shares    Value ($)
-------------------------------------------------------

 Health 10.1%
 Biotechnology 1.6%
 Amgen, Inc.* ......................   4,800    363,900
 PE Corp.-PE Biosystems Group ......   1,300    127,888
 Pharmacia Corp. ...................   2,618    153,317
                                              ---------
                                                645,105
                                              ---------
 Health Industry Services 0.5%
 Cardinal Health, Inc. .............   1,200     98,175
 Wellpoint Health Networks, Inc.* ..   1,100     94,944
                                              ---------
                                                193,119
                                              ---------
 Hospital Management 0.5%
 HCA-The Heathcare Co. .............   1,500     51,750
 Health Management Associates, Inc.*     400      6,525
 Manor Care, Inc.* .................   2,400     32,100
 UnitedHealth Group, Inc. ..........   1,100    103,950
                                              ---------
                                                194,325
                                              ---------
 Medical Supply & Specialty 0.6%
 Baxter International, Inc. ........   1,900    158,175
 Edwards Lifesciences Corp.* .......     780     20,475
 Mallinckrodt, Inc. ................     100      4,506
 Medtronic, Inc. ...................   1,000     51,250
                                              ---------
                                                234,406
                                              ---------
 Pharmaceuticals 6.9%
 Abbott Laboratories ...............   6,600    288,750
 Allergan, Inc. ....................   1,700    124,313
 American Home Products Corp. ......   2,700    146,306
 Bristol-Myers Squibb Co. ..........   5,400    286,200
 Eli Lilly & Co. ...................   2,100    153,300
 Forest Laboratories, Inc.* ........     300     29,363
 Johnson & Johnson .................   2,500    229,844
 Merck & Co., Inc. .................   8,500    593,938
 Pfizer, Inc. ......................  18,475    799,044
 Watson Pharmaceuticals, Inc.* .....   1,500     92,531
                                              ---------
                                              2,743,589
                                              ---------
 Communications 9.5%
 Cellular Telephone 0.3%
 Sprint Corp. (PCS Group)* .........   2,500    125,469
                                              ---------
 Telephone/Communications 9.2%
 ADC Telecommunications, Inc.* .....   2,000     81,849
 AT&T Corp. ........................     300      9,450


    The accompanying notes are an integral part of the financial statements.

                                           Shares    Value ($)
--------------------------------------------------------------

 Alltel Corp. ............................     500     25,281
 BellSouth Corp. .........................  15,200    567,150
 JDS Uniphase Corp.* .....................   2,100    261,713
 Nortel Networks Corp. ...................   8,900    725,906
 Qwest Communications International, Inc.*   7,898    407,734
 SBC Communications, Inc. ................  27,200  1,135,600
 Sprint Corp. ............................   2,400     80,400
 Verizon Communications ..................   7,492    326,839
                                                    ---------
                                                    3,621,922
                                                    ---------
 Financial 13.3%
 Banks 3.5%
 Bank of New York Co., Inc. ..............     600     31,463
 Chase Manhattan Corp. ...................      50      2,794
 Commerce Bankshares, Inc. ...............       1         36
 First Union Corp. .......................   1,300     37,619
 FleetBoston Financial Corp. .............   5,913    252,411
 Golden West Financial Corp. .............   5,900    280,988
 J.P. Morgan & Co., Inc. .................     400     66,875
 MBNA Corp. ..............................   1,500     52,969
 PNC Bank Corp. ..........................   5,100    300,581
 State Street Corp. ......................   1,900    223,725
 Wells Fargo & Co. .......................   3,300    142,519
                                                    ---------
                                                    1,391,980
                                                    ---------
 Insurance 1.9%
 Aetna, Inc. .............................     500     27,969
 Allstate Corp. ..........................   2,900     84,281
 American General Corp. ..................     900     65,531
 Aon Corp. ...............................     700     26,119
 Chubb Corp. .............................     500     38,281
 Cigna Corp. .............................   1,000     97,250
 Hartford Financial Services Group, Inc. .     400     26,650
 Jefferson-Pilot Corp. ...................     400     26,475
 Lincoln National Corp. ..................   2,200    118,800
 MBIA, Inc. ..............................     200     13,150
 MGIC Investment Corp. ...................   1,300     76,456
 PMI Group, Inc. .........................     750     46,500
 Torchmark Corp. .........................   2,600     72,963
 UnumProvident Corp. .....................     700     15,181
                                                    ---------
                                                      735,606
                                                    ---------


    The accompanying notes are an integral part of the financial statements.

                                       Shares    Value ($)
---------------------------------------------------------

 Consumer Finance 4.1%
 American Express Co. ................   2,600    153,725
 Citigroup, Inc. .....................  25,133  1,467,139
                                                ---------
                                                1,620,864
                                                ---------
 Other Financial Companies 3.8%
 A.G. Edwards, Inc. ..................     600     31,200
 Federal National Mortgage Association   7,900    424,625
 Legg Mason, Inc. ....................   1,100     58,025
 Lehman Brothers Holdings, Inc. ......     800    116,000
 Marsh & McLennan Companies, Inc. ....   2,400    285,000
 Morgan Stanley Dean Witter & Co. ....   5,600    602,350
 TCF Financial Corp. .................     200      6,563
                                                ---------
                                                1,523,763
                                                ---------
 Media 1.9%
 Advertising 0.4%
 Omnicom Group, Inc. .................     800     66,750
 Young & Rubicam, Inc. ...............   1,700     99,450
                                                ---------
                                                  166,200
                                                ---------
 Broadcasting & Entertainment 1.2%
 Viacom, Inc. "B"* ...................     751     50,552
 Walt Disney Co. .....................  10,800    420,525
                                                ---------
                                                  471,077
                                                ---------
 Print Media 0.3%
 Harcourt General, Inc. ..............     800     47,450
 Knight-Ridder, Inc. .................     800     43,700
                                                ---------
                                                   91,150
                                                ---------
 Service Industries 3.7%
 EDP Services 1.0%
 Automatic Data Processing, Inc. .....   3,800    226,575
 First Data Corp. ....................   3,800    181,213
                                                ---------
                                                  407,788
                                                ---------
 Environmental Services 0.2%
 Transocean Sedo Forex, Inc. .........     400     23,900
 Waste Management, Inc. ..............   3,300     62,494
                                                ---------
                                                   86,394
                                                ---------
 Investment 1.4%
 Donaldson, Lufkin & Jenrette, Inc. ..     500     44,250
 Merrill Lynch & Co., Inc. ...........   2,700    391,500
 Paine Webber Group, Inc. ............     600     42,900
 Stilwell Financial, Inc.* ...........   1,400     67,725
                                                ---------
                                                  546,375
                                                ---------


    The accompanying notes are an integral part of the financial statements.

                                         Shares   Value ($)
----------------------------------------------------------

 Miscellaneous Commercial Services 0.9%
 Ecolab, Inc. .........................     100      3,894
 NCR Corp.* ...........................     800     32,300
 Paychex, Inc. ........................     450     20,081
 Sabre Holdings Corp. .................   6,300    175,613
 Siebel Systems, Inc.* ................     300     59,100
 Sysco Corp. ..........................   1,700     71,931
                                                 ---------
                                                   362,919
                                                 ---------
 Printing/Publishing 0.2%
 Dow Jones & Co., Inc. ................   1,100     68,819
                                                 ---------
 Durables 2.1%
 Aerospace 1.2%
 Boeing Co. ...........................   4,700    252,038
 Lockheed Martin Corp. ................   2,700     76,613
 Rockwell International Corp. .........   1,600     64,700
 United Technologies Corp. ............   1,279     79,858
                                                 ---------
                                                   473,209
                                                 ---------
 Automobiles 0.8%
 General Motors Corp. .................   4,100    295,969
                                                 ---------
 Telecommunications Equipment 0.1%
 Andrew Corp.* ........................   1,800     53,325
                                                 ---------
 Manufacturing 8.8%
 Chemicals 0.4%
 Dow Chemical Co. .....................     600     15,713
 E.I. du Pont de Nemours & Co. ........   2,900    130,138
 Praxair, Inc. ........................     400     17,700
                                                 ---------
                                                   163,551
                                                 ---------
 Containers & Paper 0.1%
 Fort James Corp. .....................     900     28,463
 Sealed Air Corp.* ....................     200     10,263
                                                 ---------
                                                    38,726
                                                 ---------
 Diversified Manufacturing 6.2%
 General Electric Co. .................  29,100  1,707,806
 Minnesota Mining & Manufacturing Co. .   3,000    279,000
 Tyco International Ltd. ..............   7,956    453,492
                                                 ---------
                                                 2,440,298
                                                 ---------


    The accompanying notes are an integral part of the financial statements.

                                         Shares    Value ($)
-----------------------------------------------------------

 Electrical Products 0.4%
 Emerson Electric Co. ..................   2,300    152,231
                                                  ---------
 Industrial Specialty 1.0%
 Corning, Inc. .........................     800    262,350
 Johnson Controls, Inc. ................     300     16,031
 Novellus Systems, Inc.* ...............     500     30,781
 PPG Industries, Inc. ..................     500     20,250
 Sherwin-Williams Co. ..................   3,200     73,600
                                                  ---------
                                                    403,012
                                                  ---------
 Machinery/Components/Controls 0.2%
 Ingersoll-Rand Co. ....................     800     36,450
 Pitney Bowes, Inc. ....................     900     32,906
 Visteon Corp. .........................     497      7,797
                                                  ---------
                                                     77,153
                                                  ---------
 Miscellaneous 0.5%
 Ford Motor Co. ........................   8,216    198,725
                                                  ---------
 Technology 28.3%
 Computer Software 5.8%
 Adobe Systems, Inc. ...................     700     91,000
 Autodesk, Inc. ........................   2,300     64,688
 Comverse Technology, Inc.* ............   1,000     91,938
 Electronic Arts, Inc.* ................     200     21,588
 Microsoft Corp.* ......................  15,600  1,089,075
 Oracle Corp.* .........................   7,600    691,125
 Parametric Technology Corp.* ..........   9,600    128,400
 PeopleSoft, Inc.* .....................   2,900     93,525
 Symantec Corp.* .......................     200      9,763
                                                  ---------
                                                  2,281,102
                                                  ---------
 Diverse Electronic Products 1.0%
 Applied Materials, Inc.* ..............   3,600    310,725
 Molex, Inc. ...........................     300     15,844
 Teradyne, Inc.* .......................   1,200     77,775
                                                  ---------
                                                    404,344
                                                  ---------
 EDP Peripherals 2.2%
 EMC Corp.* ............................   7,600    744,800
 VERITAS Software Corp.* ...............   1,100    132,619
                                                  ---------
                                                    877,419
                                                  ---------
 Electronic Components/Distributors 4.7%
 Altera Corp.* .........................   1,400     90,738


    The accompanying notes are an integral part of the financial statements.

                                       Shares     Value ($)
-----------------------------------------------------------

 Analog Devices, Inc.* ...............   1,000    100,500
 Broadcom Corp. "A"* .................     400    100,000
 Cisco Systems, Inc.* ................  21,700  1,486,450
 Gateway, Inc.* ......................   1,000     68,100
                                                ---------
                                                1,845,788
                                                ---------
 Electronic Data Processing 6.0%
 Apple Computer, Inc.* ...............   2,600    158,438
 Compaq Computer Corp. ...............  10,200    347,438
 Hewlett-Packard Co. .................   4,900    591,675
 International Business Machines Corp.   1,800    237,600
 Radioshack Corp. ....................   3,000    177,000
 Seagate Technology, Inc.* ...........   1,900    112,813
 Sun Microsystems, Inc.* .............   5,300    672,769
 Unisys Corp.* .......................   6,100     79,300
                                                ---------
                                                2,377,033
                                                ---------
 Military Electronics 0.5%
 Computer Sciences Corp.* ............   2,200    173,938
                                                ---------
 Office/Plant Automation 0.2%
 3Com Corp.* .........................   1,000     16,625
 Palm, Inc.* .........................   1,683     74,052
                                                ---------
                                                   90,677
                                                ---------
 Semiconductors 7.7%
 Advanced Micro Devices, Inc.* .......   1,200     45,150
 Intel Corp. .........................  22,500  1,684,688
 KLA-Tencor Corp.* ...................   2,700    177,188
 LSI Logic Corp.* ....................     900     32,344
 Linear Technology Corp. .............   1,100     79,131
 Maxim Integrated Products, Inc.* ....   1,300    113,994
 Micron Technology, Inc.* ............   1,200     98,100
 National Semiconductor Corp.* .......   2,200     97,900
 Sanmina Corp.* ......................     800     94,400
 Texas Instruments, Inc. .............   7,300    488,644
 Xilinx, Inc.* .......................   1,500    133,313
                                                ---------
                                                3,044,852
                                                ---------
 Miscellaneous 0.2%
 Agilent Technologies, Inc.* .........   1,468     88,539
                                                ---------


    The accompanying notes are an integral part of the financial statements.

                                               Shares   Value ($)
-----------------------------------------------------------------

 Energy 7.1%
 Engineering 0.1%
 Fluor Corp. ...............................   1,600     47,900
                                                      ---------
 Oil & Gas Production 5.3%
 Anadarko Petroleum Corp. ..................   1,456     95,761
 Apache Corp. ..............................   1,000     63,000
 BP Amoco PLC (ADR) ........................   5,204    287,521
 Coastal Corp. .............................   1,000     68,875
 EOG Resources, Inc. .......................     200      7,650
 Exxon Mobil Corp. .........................  11,904    971,664
 Royal Dutch Petroleum Co. (New York shares)   9,000    550,688
 Texaco, Inc. ..............................   1,000     51,500
                                                      ---------
                                                      2,096,659
                                                      ---------
 Oil Companies 0.7%
 Ashland, Inc. .............................     100      3,525
 Chevron Corp. .............................   3,100    261,950
                                                      ---------
                                                        265,475
                                                      ---------
 Oil/Gas Transmission 0.6%
 El Paso Energy Corp. ......................     400     23,300
 Enron Corp. ...............................   2,600    220,675
                                                      ---------
                                                        243,975
                                                      ---------
 Oilfield Services/Equipment 0.4%
 Noble Drilling Corp.* .....................     500     24,250
 Rowan Companies, Inc.* ....................   1,900     58,900
 Schlumberger Ltd. .........................     500     42,656
 Tidewater, Inc. ...........................     700     28,263
                                                      ---------
                                                        154,069
                                                      ---------
 Metals & Minerals 0.4%
 Steel & Metals
 Alcoa, Inc. ...............................   2,800     93,100
 Allegheny Technologies, Inc. ..............   2,800     60,900
 Phelps Dodge Corp. ........................     300     13,350
 USX-US Steel Group ........................     200      3,475
                                                      ---------
                                                        170,825
                                                      ---------
 Transportation 0.8%
 Air Freight 0.1%
 FedEx Corp.* ..............................     800     32,280
                                                      ---------
 Airlines 0.5%
 AMR Corp. .................................   2,400     78,750


    The accompanying notes are an integral part of the financial statements.

                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 Delta Air Lines, Inc. ....................................       1,900   94,050
 Southwest Airlines Co. ...................................         900   20,363
 US Airways Group, Inc.* ..................................         200    6,800
                                                                       ---------
                                                                         199,963
                                                                       ---------
 Railroads 0.2%
 Burlington Northern Santa Fe Corp. .......................         500   11,188
 Kansas City Southern Industries, Inc. ....................         350    3,238
 Union Pacific Corp. ......................................       1,800   71,550
                                                                       ---------
                                                                          85,976
                                                                       ---------
 Utilities 2.0%
 Electric Utilities
 AES Corp.* ...............................................       1,300   82,875
 American Electric Power Co. ..............................       1,300   45,825
 Consolidated Edison, Inc. ................................       2,100   65,756
 Duke Energy Corp. ........................................       5,300  396,506
 FPL Group, Inc. ..........................................       1,800   96,075
 Peco Energy Co. ..........................................         600   28,913
 Southern Co. .............................................       2,900   86,819
                                                                       ---------
                                                                         802,769
                                                                       ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $30,833,578)                                39,395,453
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $31,011,578) (a)           39,573,453
--------------------------------------------------------------------------------


*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $31,100,255. At August 31, 2000, net unrealized appreciation based on tax cost was $8,473,198. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,894,780 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $1,421,582.

         During the six months ended August 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $15,131,638 and $13,568,495, respectively.



    The accompanying notes are an integral part of the financial statements.

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Scudder Select         Russell 1000
                  1000 Growth Fund       Growth Index*

          5/99**       10000                10000
          8/99         10250                10173
         11/99         11300                11289
          2/00         12619                12459
          5/00         12185                12075
          8/00         13820                13575


--------------------------------------------------------------------------------
Fund Index Comparison
                                                           Total Return
                               Growth of                              Average
Period ended 8/31/2000          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund
--------------------------------------------------------------------------------
1 year                         $  13,483               34.83%           34.83%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,820               38.20%           28.43%
--------------------------------------------------------------------------------
Russell 1000 Growth Index*
--------------------------------------------------------------------------------
1 year                         $  13,344               33.44%           33.44%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,575               35.75%           26.66%
--------------------------------------------------------------------------------


* The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on May 17, 1999.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                         Yearly periods ended August 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER SELECT 1000 GROWTH FUND TOTAL RETURN (%) AND RUSSELL 1000 GROWTH INDEX* TOTAL RETURN (%)



                                         1999**  2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                                 2.50  34.83
--------------------------------------------------------------------------------
Index Total
Return (%)                                 1.59  33.44
--------------------------------------------------------------------------------
Net Asset
Value ($)                                 12.30  16.56
--------------------------------------------------------------------------------
Income
Dividends
($)                                          --    .02
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                          --     --
--------------------------------------------------------------------------------


* The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on May 17, 1999.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 2000

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                         The fund pursues a
Common Stocks               99%                              fully invested
Cash Equivalents             1%                                   approach.
------------------------------------
                           100%
------------------------------------





--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                          The fund's investment
                                                             approach typically
Technology                  51%                               results in sector
Health                      14%                             weightings that are
Manufacturing                9%                          essentially similar to
Service Industries           6%                        the sector weightings of
Communications               5%                         the Russell 1000 Growth
Consumer Discretionary       5%                                          Index.
Consumer Staples             3%
Media                        3%
Financial                    3%
Other                        1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(41% of Portfolio)                                    The fund's top holdings
                                                            are the result of
  1. Intel Corp.                                         excluding the 20% of
     Producer of semiconductor memory circuits         assets with the lowest
                                                        expected return while
  2. General Electric Co.                                     replicating the
     Producer of electrical equipment                             fundamental
                                                       characteristics of the
  3. Cisco Systems, Inc.                                  Russell 1000 Growth
     Manufacturer of computer network products             Index by selecting
                                                        stocks from among the
  4. Microsoft Corp.                                           remaining 80%.
     Developer of computer software

  5. Pfizer, Inc.
     International pharmaceutical company

  6. International Business Machines Corp.
     Manufacturer of computers and servicer of information processing units

  7. EMC Corp.
     Provider of enterprise storage systems, software, networks and services

  8. Oracle Corp.
     Provider of database management software

  9. Sun Microsystems, Inc.
     Manufacturer of high-performance workstations, servers and software

 10. Merck & Co, Inc.
     Drug manufacturer


For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                           as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Principal
                                                                 Amount ($)     Value ($)
-----------------------------------------------------------------------------------------

Scudder Select 1000 Growth Fund

-----------------------------------------------------------------------------------------
Repurchase Agreements 0.5%
-----------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.57%,
    to be repurchased at $182,033 on 9/1/2000**
    (Cost $182,000) .............................................  182,000    182,000


                                                                   Shares
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Common Stocks 99.5%
-----------------------------------------------------------------------------------------

 Consumer Discretionary 4.6%
 Apparel & Shoes 0.1%
 Abercrombie & Fitch Co.* .......................................    2,500     57,969
                                                                           ----------
 Department & Chain Stores 3.7%
 Home Depot, Inc. ...............................................   11,850    569,541
 Kohl's Corp.* ..................................................      500     28,000
 Lowe's Companies, Inc. .........................................    2,400    107,550
 Target Corp. ...................................................    3,600     83,700
 Wal-Mart Stores, Inc. ..........................................   11,200    531,300
                                                                           ----------
                                                                            1,320,091
                                                                           ----------
 Recreational Products 0.2%
 Harley-Davidson, Inc. ..........................................    1,300     64,756
                                                                           ----------
 Specialty Retail 0.6%
 CDW Computer Centers, Inc.* ....................................      300     22,050
 Circuit City Stores, Inc. ......................................      800     20,750
 Herman Miller, Inc. ............................................    1,200     38,325
 Priceline.com, Inc.* ...........................................    3,500     95,156
 Tiffany & Co. ..................................................    1,000     41,625
                                                                           ----------
                                                                              217,906
                                                                           ----------
 Consumer Staples 3.3%
 Alcohol & Tobacco 0.2%
 Anheuser-Busch Companies, Inc. .................................      900     70,931
                                                                           ----------
 Consumer Electronic & Photographic 0.1%
 Energizer Holdings, Inc.* ......................................    1,433     28,302
                                                                           ----------


    The accompanying notes are an integral part of the financial statements.

                                  Shares  Value ($)
--------------------------------------------------

 Food & Beverage 1.7%
 Albertson's, Inc. ..............  1,600   34,400
 Bestfoods ......................    400   28,250
 Coca-Cola Co. ..................  1,400   73,675
 ConAgra, Inc. ..................  1,100   20,144
 PepsiCo, Inc. ..................  8,500  362,313
 Ralston Purina Group ...........  4,300   97,288
                                         --------
                                          616,070
                                         --------
 Package Goods/Cosmetics 1.3%
 Avon Products, Inc. ............  1,400   54,863
 Colgate-Palmolive Co. ..........  2,600  132,438
 Gillette Co. ...................  1,400   42,000
 Kimberly-Clark Corp. ...........  4,000  234,000
                                         --------
                                          463,301
                                         --------
 Health 13.8%
 Biotechnology 2.6%
 Alkermes, Inc.* ................  1,000   46,250
 Amgen, Inc.* ...................  4,300  325,994
 Chiron Corp.* ..................  1,500   81,094
 Human Genome Sciences, Inc.* ...    100   16,694
 Immunex Corp.* .................  1,100   55,275
 Incyte Genomics, Inc.* .........    100    8,294
 PE Corp.-PE Biosystems Group ...  1,200  118,050
 Pharmacia Corp. ................  2,300  134,694
 Protein Design Labs, Inc.* .....    200   15,200
 Sepracor, Inc.* ................    400   44,000
 Waters Corp.* ..................  1,200   95,475
                                         --------
                                          941,020
                                         --------
 Health Industry Services 0.5%
 Cardinal Health, Inc. ..........  1,200   98,175
 Express Scripts, Inc. "A"* .....    500   35,594
 PacifiCare Health Systems, Inc.*    800   43,150
                                         --------
                                          176,919
                                         --------
 Hospital Management 0.3%
 UnitedHealth Group, Inc. .......  1,200  113,400
                                         --------
 Medical Supply & Specialty 0.8%
 Andrx Corp.* ...................    200   17,400
 Baxter International, Inc. .....    600   49,950
 Biomet, Inc. ...................  1,350   45,647
 DENTSPLY International, Inc. ...  1,100   36,713


    The accompanying notes are an integral part of the financial statements.

                                            Shares   Value ($)
-------------------------------------------------------------

 Medtronic, Inc. .........................   2,700    138,375
                                                     --------
                                                      288,085
                                                     --------
 Pharmaceuticals 9.6%
 Abbott Laboratories .....................   8,600    376,250
 Allergan, Inc. ..........................   1,200     87,750
 American Home Products Corp. ............     500     27,094
 Bristol-Myers Squibb Co. ................   5,800    307,400
 Cephalon, Inc.* .........................     600     30,188
 Eli Lilly & Co. .........................   3,500    255,500
 Forest Laboratories, Inc.* ..............     300     29,363
 Johnson & Johnson .......................   1,219    112,072
 Merck & Co., Inc. .......................  11,800    824,525
 Pfizer, Inc. ............................  29,350  1,269,388
 Schering-Plough Corp. ...................   3,600    144,450
                                                   ----------
                                                    3,463,980
                                                   ----------
 Communications 4.7%
 Cellular Telephone 0.0%
 American Tower Corp. Class "A"* .........     300     10,894
 United States Cellular Corp.* ...........     100      7,356
                                                   ----------
                                                       18,250
                                                   ----------
 Telephone/Communications 4.7%
 ADC Telecommunications, Inc.* ...........   5,200    212,875
 AT&T Corp. ..............................   3,159     99,509
 AT&T Wireless Group* ....................   3,000     78,563
 Allegiance Telecom, Inc.* ...............   1,400     69,738
 BroadWing, Inc.* ........................   1,200     33,525
 Efficient Networks, Inc.* ...............   1,100     59,108
 JDS Uniphase Corp.* .....................   3,820    476,068
 Level 3 Communications, Inc.* ...........     900     78,511
 NEXTLINK Communications, Inc. "A"* ......     900     31,556
 Qwest Communications International, Inc.*   3,804    196,382
 SBC Communications, Inc. ................   4,100    171,175
 Terayon Communication Systems, Inc.* ....   1,300     72,150
 Time Warner Telecom, Inc. "A"* ..........     600     38,963
 Verizon Communications ..................   1,576     68,753
                                                   ----------
                                                    1,686,876
                                                   ----------
 Financial 2.6%
 Banks 0.8%
 Knight Trading Group, Inc.* .............   2,900     90,988
 MBNA Corp. ..............................   2,200     77,688


    The accompanying notes are an integral part of the financial statements.

                                        Shares   Value ($)
--------------------------------------------------------

 Northern Trust Corp. ................    800     67,450
 State Street Corp. ..................    600     70,650
                                              ----------
                                                 306,776
                                              ----------
 Insurance 0.7%
 American International Group, Inc. ..  2,800    249,550
                                              ----------
 Consumer Finance 1.1%
 American Express Co. ................  4,400    260,150
 Citigroup, Inc. .....................  2,066    120,603
                                              ----------
                                                 380,753
                                              ----------
 Media 2.8%
 Advertising 0.5%
 Interpublic Group of Companies, Inc.   1,400     53,550
 Omnicom Group, Inc. .................    900     75,094
 TMP Worldwide, Inc.* ................    500     34,594
                                              ----------
                                                 163,238
                                              ----------
 Broadcasting & Entertainment 1.8%
 Clear Channel Communications, Inc.* .    500     36,188
 StarMedia Network, Inc.* ............  2,000     17,000
 Time Warner, Inc. ...................  5,100    436,050
 Univision Communication, Inc.* ......  1,600     70,600
 Viacom, Inc. "B"* ...................  1,300     87,506
                                              ----------
                                                 647,344
                                              ----------
 Cable Television 0.5%
 AT&T Corp.-- Liberty Media Corp. "A"*  5,200    111,150
 Liberty Digital, Inc.* ..............  3,500     86,625
                                              ----------
                                                 197,775
                                              ----------
 Service Industries 5.7%
 EDP Services 2.9%
 Automatic Data Processing, Inc. .....  4,500    268,313
 CSG Systems International, Inc.* ....  2,400    108,450
 Electronic Data Systems Corp. .......    700     34,869
 First Data Corp. ....................  6,800    324,275
 Micromuse, Inc.* ....................    200     30,375
 Sapient Corp.* ......................    800     42,000
 VeriSign, Inc.* .....................  1,122    223,138
                                              ----------
                                               1,031,420
                                              ----------
 Investment 0.5%
 Franklin Resources, Inc. ............  1,400     53,200
 Goldman Sachs Group, Inc. ...........    100     12,806
 Stilwell Financial, Inc.* ...........  1,000     48,375


    The accompanying notes are an integral part of the financial statements.

                                         Shares   Value ($)
----------------------------------------------------------

 T. Rowe Price & Associates, Inc. .....   1,900     85,975
                                                ----------
                                                   200,356
                                                ----------
 Miscellaneous Commercial Services 1.9%
 Aspect Communications Corp.* .........   1,600     36,100
 CheckFree Corp.* .....................     200     10,363
 Dycom Industries, Inc.* ..............     300     15,900
 FreeMarkets, Inc.* ...................   2,100    170,888
 Redback Networks, Inc.* ..............     700    104,563
 Sabre Holdings Corp. .................     400     11,150
 Scient Corp.* ........................   1,000     27,063
 Siebel Systems, Inc.* ................   1,000    197,000
 Sysco Corp. ..........................   2,000     84,625
 United Parcel Service, Inc. "B" ......     300     16,631
                                                ----------
                                                   674,283
                                                ----------
 Miscellaneous Consumer Services 0.3%
 Infospace.com, Inc.* .................   2,500     97,500
                                                ----------
 Miscellaneous 0.1%
 Metris Companies, Inc. ...............   1,200     43,125
                                                ----------
 Durables 1.1%
 Aerospace 0.4%
 B.F. Goodrich Co. ....................   1,500     61,219
 Boeing Co. ...........................   1,600     85,800
                                                ----------
                                                   147,019
                                                ----------
 Telecommunications Equipment 0.7%
 Andrew Corp.* ........................   1,100     32,588
 CIENA Corp.* .........................     700    155,181
 Polycom, Inc.* .......................     200     22,475
 Scientific-Atlanta, Inc. .............     700     54,556
                                                ----------
                                                   264,800
                                                ----------
 Manufacturing 9.3%
 Diversified Manufacturing 7.0%
 General Electric Co. .................  41,700  2,447,254
 Hillenbrand Industries, Inc. .........   1,300     45,256
 Tyco International Ltd. ..............     740     42,180
                                                ----------
                                                 2,534,690
                                                ----------
 Electrical Products 0.0%
 Ditech Communications Corp.* .........     200     11,800
                                                ----------


    The accompanying notes are an integral part of the financial statements.

                                          Shares   Value ($)
------------------------------------------------------------

 Hand Tools 0.1%
 Black & Decker Corp. ..................     700     28,044
                                                 ----------
 Industrial Specialty 1.8%
 Avanex Corp.* .........................     100     15,147
 Corning, Inc. .........................   1,500    491,906
 Novellus Systems, Inc.* ...............   2,300    141,594
                                                 ----------
                                                    648,647
                                                 ----------
 Machinery/Components/Controls 0.2%
 Illinois Tool Works, Inc. .............     900     50,456
                                                 ----------
 Office Equipment/Supplies 0.2%
 Xerox Corp. ...........................   4,200     67,463
                                                 ----------
 Technology 50.3%
 Computer Software 11.1%
 Adobe Systems, Inc. ...................   1,200    156,000
 Alteon Websystems, Inc.* ..............     900    133,200
 Art Technology Group, Inc.* ...........     700     71,356
 BEA Systems, Inc.* ....................   1,600    108,900
 BroadVision, Inc.* ....................   1,000     34,500
 Brocade Communications Systems, Inc.* .     400     90,325
 CNET Networks, Inc.* ..................   1,700     56,950
 Computer Associates International, Inc.   1,900     60,325
 Comverse Technology, Inc.* ............   1,200    110,325
 i2 Technologies, Inc.* ................     600    101,513
 Inktomi Corp.* ........................   1,400    182,525
 Intuit, Inc.* .........................   1,200     71,850
 Macromedia, Inc.* .....................     500     34,555
 Marimba, Inc.* ........................   1,300     21,938
 Micrel, Inc.* .........................     500     38,219
 Microsoft Corp.* ......................  18,900  1,319,456
 Oracle Corp.* .........................  10,600    963,938
 Parametric Technology Corp.* ..........   3,500     46,813
 PeopleSoft, Inc.* .....................     700     22,575
 Portal Software, Inc.* ................     400     22,100
 RSA Security, Inc.* ...................     400     23,625
 Rational Software Corp.* ..............     800    102,950
 Software.com, Inc.* ...................     100     14,556
 Sycamore Networks, Inc.* ..............     900    123,300
 TIBCO Software, Inc.* .................     300     30,581


    The accompanying notes are an integral part of the financial statements.

                                           Shares    Value ($)
-------------------------------------------------------------

 USinternetworking, Inc.* ...............   1,900     19,594
 VerticalNet, Inc.* .....................     400     21,300
 Wind River Systems, Inc.* ..............     700     28,525
                                                  ----------
                                                   4,011,794
                                                  ----------
 Diverse Electronic Products 1.6%
 Aether Systems, Inc.* ..................     500     69,250
 Applied Materials, Inc.* ...............   4,700    405,669
 Foundry Networks, Inc.* ................     100      9,306
 Molex, Inc. ............................     300     15,844
 Teradyne, Inc.* ........................   1,200     77,775
                                                  ----------
                                                     577,844
                                                  ----------
 EDP Peripherals 4.7%
 Ariba, Inc.* ...........................   1,100    173,113
 EMC Corp.* .............................  10,000    980,000
 Mercury Interactive Corp.* .............     400     48,875
 Network Appliance, Inc.* ...............   1,600    187,200
 Symbol Technologies, Inc. ..............     750     31,031
 VERITAS Software Corp.* ................   2,300    277,294
                                                  ----------
                                                   1,697,513
                                                  ----------
 Electronic Components/Distributors 10.6%
 Altera Corp.* ..........................   2,600    168,513
 Analog Devices, Inc.* ..................   1,800    180,900
 Applied Micro Circuits Corp.* ..........     500    101,469
 Broadcom Corp. "A"* ....................     900    225,000
 Cisco Systems, Inc.* ...................  34,600  2,370,100
 Gateway, Inc.* .........................     900     61,290
 Jabil Circuit, Inc.* ...................   2,000    127,625
 Juniper Networks, Inc.* ................   1,200    256,500
 PMC-Sierra, Inc.* ......................   1,000    236,000
 Powerwave Technologies, Inc.* ..........     300     14,438
 SCI Systems, Inc.* .....................     500     30,875
 SanDisk Corp.* .........................     600     50,100
                                                  ----------
                                                   3,822,810
                                                  ----------
 Electronic Data Processing 7.6%
 Apple Computer, Inc.* ..................   1,400     85,313
 Compaq Computer Corp. ..................   3,300    112,406
 Hewlett-Packard Co. ....................   3,400    410,550
 International Business Machines Corp. ..   8,100  1,069,200
 Internet Security Systems, Inc.* .......     700     56,700
 RadioShack Corp. .......................   1,100     64,900
 Sun Microsystems, Inc.* ................   7,400    939,338
                                                  ----------
                                                   2,738,407
                                                  ----------
 Military Electronics 0.4%
 Computer Sciences Corp.* ...............   1,100     86,969


    The accompanying notes are an integral part of the financial statements.

                                      Shares   Value ($)
--------------------------------------------------------

 L-3 Communications Holdings, Inc.*      700     41,388
                                             ----------
                                                128,357
                                             ----------
 Office/Plant Automation 0.3%
 3Com Corp.* .......................   1,100     18,288
 Palm, Inc.* .......................   1,631     71,764
                                             ----------
                                                 90,052
                                             ----------
 Precision Instruments 0.2%
 Credence Systems Corp.* ...........     500     29,281
 Lam Research Corp.* ...............   1,200     36,150
                                             ----------
                                                 65,431
                                             ----------
 Semiconductors 12.9%
 Advanced Micro Devices, Inc.* .....   1,600     60,200
 Atmel Corp.* ......................   2,200     44,000
 Cree, Inc.* .......................     300     41,325
 Cypress Semiconductor Corp.* ......     300     14,831
 Integrated Device Technology, Inc.*     200     17,550
 Intel Corp. .......................  33,100  2,478,355
 KLA-Tencor Corp.* .................   1,500     98,438
 LSI Logic Corp.* ..................   1,500     53,906
 Lattice Semiconductor Corp.* ......     500     38,938
 Linear Technology Corp. ...........   2,200    158,263
 Maxim Integrated Products, Inc.* ..   1,300    113,994
 Microchip Technology, Inc.* .......     400     27,225
 Micron Technology, Inc.* ..........   2,600    212,550
 National Semiconductor Corp.* .....   1,600     71,200
 Rambus, Inc.* .....................     400     32,675
 SDL, Inc.* ........................     400    158,925
 Sanmina Corp.* ....................   1,100    129,800
 Semtech Corp.* ....................     200     23,688
 Silicon Storage Technology, Inc.* .     500     16,406
 Texas Instruments, Inc. ...........   9,160    613,148
 TranSwitch Corp.* .................   1,600     96,300
 Virata Corp.* .....................     200     13,750
 Xilinx, Inc.* .....................   1,600    142,200
                                             ----------
                                              4,657,667
                                             ----------
 Miscellaneous 0.9%
 Agilent Technologies, Inc.* .......   1,634     98,551
 Amkor Technology, Inc.* ...........     200      6,825
 Commerce One, Inc.* ...............   1,500     93,797
 Copper Mountain Networks, Inc.* ...   1,300     77,919
 DMC Stratex Networks, Inc.* .......     800     20,450


    The accompanying notes are an integral part of the financial statements.

                                                                 Shares  Value ($)
----------------------------------------------------------------------------------

 Digital Lightwave, Inc.* .................................         100    8,775
 Safeguard Scientifics, Inc.* .............................         100    2,856
                                                                        --------
                                                                         309,173
                                                                        --------
 Energy 0.8%
 Oil & Gas Production 0.5%
 Anadarko Petroleum Corp. .................................       1,900  124,963
 Nabors Industries, Inc.* .................................         900   42,806
                                                                        --------
                                                                         167,769
                                                                        --------
 Oilfield Services/Equipment 0.3%
 BJ Services Co.* .........................................       1,000   67,000
 Halliburton Co. ..........................................         200   10,600
 Smith International, Inc.* ...............................         200   15,900
 Weatherford International, Inc.* .........................         800   37,550
                                                                        --------
                                                                         131,050
                                                                        --------
 Construction 0.1%
 Building Products
 American Standard Companies, Inc.* .......................         800   37,050
                                                                        --------
 Transportation 0.1%
 Airlines 0.1%
 US Airways Group, Inc. ...................................         400   13,600
                                                                        --------
 Railroads 0.0%
 Kansas City Southern Industries, Inc. ....................       1,100   10,175
                                                                        --------
 Utilities 0.3%
 Electric Utilities
 AES Corp.* ...............................................       1,600  102,000
                                                                        --------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $26,498,440)                                35,833,587
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $26,680,440) (a)           36,015,587
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $26,685,997. At August 31, 2000, net unrealized appreciation based on tax cost was $9,329,590. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,618,595 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $1,289,005.

         During the six months ended August 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $14,377,425 and $10,476,474, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Assets and Liabilities as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                       Scudder
                                                      Scudder        Select 1000
Assets                                            Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Investments in securities, at value (for cost, see
   accompanying investment portfolios) ...........  $ 39,573,453   $ 36,015,587
Cash .............................................           916            447
Dividends receivable .............................        49,815         14,339
Interest receivable ..............................            32             33
Receivable for Fund shares sold ..................        36,238         19,749
Foreign taxes recoverable ........................           540             --
Due from Adviser .................................        16,171         28,883
                                                   -------------   ------------
Total assets .....................................    39,677,165     36,079,038

Liabilities
-------------------------------------------------------------------------------
Payable for Fund shares redeemed .................        55,776          6,071
Accrued Trustees' fees and expenses ..............        18,686         12,245
Other accrued expenses and payables ..............       164,279        110,651
                                                   -------------   ------------
Total liabilities ................................       238,741        128,967
Net assets, at value .............................  $ 39,438,424   $ 35,950,071

Net Assets
-------------------------------------------------------------------------------
Net assets consist of:
Undistributed accumulated net investment income
   (loss) ........................................        33,956        (23,889)
Net unrealized appreciation (depreciation) on
   investments ...................................     8,561,875      9,335,147
Accumulated net realized gain (loss) .............    (1,628,031)      (677,438)
Paid-in capital ..................................    32,470,624     27,316,251
-------------------------------------------------------------------------------
Net assets, at value                                $ 39,438,424   $ 35,950,071
-------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per  $      14.21   $      16.56
   share (outstanding shares of beneficial
   interest, $.01
   par value, unlimited number of shares
   authorized) ...................................     2,774,487      2,171,424


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations for the six months ended August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                      Scudder
                                                       Scudder      Select 1000
Investment Income                                  Select 500 Fund  Growth Fund
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,486
   and $0, respectively) ..........................  $   185,770   $    89,382
Interest ..........................................        6,473        11,167
                                                    ------------   -----------
Total Income ......................................      192,243       100,549
                                                    ------------   -----------
Expenses:
Management fee ....................................      119,738       112,031
Services to shareholders ..........................       74,681        64,244
Custodian and accounting fees .....................       23,642        21,894
Auditing ..........................................       12,761         9,237
Legal .............................................        4,004         6,493
Trustees' fees and expenses .......................       26,161        22,314
Reports to shareholders ...........................        8,032         5,990
Registration fees .................................           --        17,710
Administrative fee ................................        1,071            --
Other .............................................        4,047         5,950
                                                    ------------   -----------
Total expenses, before expense reductions .........      274,137       265,863
Expense reductions ................................     (140,281)     (141,425)
                                                    ------------   -----------
Total expenses, after expense reductions ..........      133,856       124,438
--------------------------------------------------------------------------------
Net investment income (loss)                              58,387       (23,889)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions     (493,886)     (487,196)
                                                    ------------   -----------
Net unrealized appreciation (depreciation) during
   the period on investments ......................    4,526,996     3,503,881
------------------------------------------------------------------------------
Net gain (loss) on investment transactions             4,033,110     3,016,685
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      $ 4,091,497   $ 2,992,796
------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Scudder Select 500 Fund
--------------------------------------------------------------------------------

                                                                   For the Period
                                                   For the Six      May, 17, 1999
                                                   Months Ended   (commencement of
                                                 August 31, 2000   operations) to
Increase (Decrease) in Net Assets                  (Unaudited)    February 29, 2000
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....................  $     58,387   $    136,554
Net realized gain (loss) on investment
   transactions .................................      (493,886)    (1,134,145)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ....     4,526,996      3,187,182
                                                   ------------   ------------
Net increase (decrease) in net assets resulting
   from operations ..............................     4,091,497      2,189,591
                                                   ------------   ------------
Distributions to shareholders from:
Net investment income ...........................       (24,431)      (178,394)
Tax return of capital ...........................            --        (40,055)
                                                   ------------   ------------
Total distributions .............................       (24,431)      (218,449)
                                                   ------------   ------------
Fund share transactions:
Proceeds from shares sold .......................     4,857,024     47,406,748
Net assets acquired in tax-free reorganization ..     3,006,967             --
Reinvestment of distributions ...................        24,439        210,986
Cost of shares redeemed .........................    (5,485,251)   (16,621,897)
                                                   ------------   ------------
Net increase (decrease) in net assets from Fund
   share transactions ...........................     2,403,179     30,995,837
                                                   ------------   ------------
Increase (decrease) in net assets ...............     6,470,245     32,966,979
Net assets at beginning of period ...............    32,968,179          1,200
Net assets at end of period (including
   undistributed net investment income of $33,956
   at August 31, 2000) ..........................  $ 39,438,424   $ 32,968,179

Other Information
------------------------------------------------------------------------------
Shares outstanding at beginning of period .......     2,611,328            100
                                                   ------------   ------------
Shares sold .....................................       363,564      3,922,610
Shares issued in tax-free reorganization ........       213,715             --
Shares issued to shareholders in reinvestment of
   distributions ................................         1,760         17,573
Shares redeemed .................................      (415,880)    (1,328,955)
                                                   ------------   ------------
Net increase (decrease) in Fund shares ..........       163,159      2,611,228
Shares outstanding at end of period .............     2,774,487      2,611,328


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Scudder Select 1000 Growth Fund
--------------------------------------------------------------------------------

                                                                   For the Period May
                                                     For the Six        17, 1999
                                                     Months Ended   (commencement of
                                                   August 31, 2000   operations) to
Increase (Decrease) in Net Assets                    (Unaudited)    February 29, 2000
--------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................  $    (23,889)  $     17,782
Net realized gain (loss) on investment
   transactions ..................................      (487,196)      (190,242)
Net unrealized appreciation (depreciation) on
   investment transactions during the period .....     3,503,881      5,831,266
                                                    ------------   ------------
Net increase (decrease) in net assets resulting
   from operations ...............................     2,992,796      5,658,806
                                                    ------------   ------------
Distributions to shareholders from:
Net investment income ............................            --        (42,087)
                                                    ------------   ------------
Fund share transactions:
Proceeds from shares sold ........................     8,570,644     31,911,408
Reinvestment of distributions ....................            --         40,564
Cost of shares redeemed ..........................    (4,540,425)    (8,642,835)
                                                    ------------   ------------
Net increase (decrease) in net assets from Fund
   share transactions ............................     4,030,219     23,309,137
                                                    ------------   ------------
Increase (decrease) in net assets ................     7,023,015     28,925,856
Net assets at beginning of period ................    28,927,056          1,200
Net assets at end of period (including accumulated
   net investment loss of $23,889 at August 31,     ------------   ------------
   2000) .........................................  $ 35,950,071   $ 28,927,056
                                                    ------------   ------------

Other Information
-------------------------------------------------------------------------------
Shares outstanding at beginning of period ........     1,913,407            100
                                                    ------------   ------------
Shares sold ......................................       555,768      2,534,289
Shares issued to shareholders in reinvestment of
   distributions .................................            --          2,710
Shares redeemed ..................................      (297,751)      (623,692)
                                                    ------------   ------------
Net increase (decrease) in Fund shares ...........       258,017      1,913,307
                                                    ------------   ------------
Shares outstanding at end of period ..............     2,171,424      1,913,407
                                                    ------------   ------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Select 500 Fund

------------------------------------------------------------------------------
                                                             2000(b)  2000(c)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $12.63   $12.00
                                                            ------------------
------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                             .02      .07
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                1.57      .64
                                                            ------------------
------------------------------------------------------------------------------
  Total from investment operations                            1.59      .71
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                       (.01)    (.06)
------------------------------------------------------------------------------
  Tax return of capital                                         --     (.02)
                                                            ------------------
------------------------------------------------------------------------------
  Total distributions                                         (.01)    (.08)
------------------------------------------------------------------------------
Net asset value, end of period                              $14.21   $12.63
                                                            ------------------
------------------------------------------------------------------------------
Total Return (%) (d)                                         12.59**   5.95**
------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          39       33
------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.59(e)* 1.99*
------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .77(e)*  .75*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .34*     .52*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     79*      53*
------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended August 31, 2000 (Unaudited).

(c)      For the period May 17, 1999 (commencement of operations) to February
         29, 2000.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.53% and 0.75%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Select 1000 Growth Fund

-----------------------------------------------------------------------------
                                                           2000(b)   2000(c)
-----------------------------------------------------------------------------
Net asset value, beginning of period                      $15.12    $12.00
                                                          -------------------
-----------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------
  Net investment income (loss) (a)                          (.01)      .01
-----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                              1.45      3.13
                                                          -------------------
-----------------------------------------------------------------------------
  Total from investment operations                          1.44      3.14
-----------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------
  Net investment income                                       --      (.02)
-----------------------------------------------------------------------------
Net asset value, end of period                            $16.56    $15.12
                                                          -------------------
-----------------------------------------------------------------------------
Total Return (%) (d)                                        9.52**   26.19**
-----------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------
Net assets, end of period ($ millions)                        36        29
-----------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             1.66(f)*  2.37*
-----------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .78(f)*   .76(e)*
-----------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   (.15)*     .10*
-----------------------------------------------------------------------------
Portfolio turnover rate (%)                                   66*       39*
-----------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended August 31, 2000 (Unaudited).

(c)      For the period May 17, 1999 (commencement of operations) to February
         29, 2000.

(d) Total return would have been lower had certain expenses not been reduced.

(e) Ratio of operating expenses, excluding interest, to average net assets would have been 0.75%.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.61% and 0.75%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (the "Funds") are diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, neither Fund paid any federal income taxes and no federal income tax provision were required.

At February 29, 2000, the Scudder Select 500 Fund had a net tax basis capital loss carryforward of approximately $552,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008, the expiration date. In addition, from November 1, 1999 through February 29, 2000, Scudder Select 500 Fund incurred approximately $493,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended February 28, 2001.

At February 29, 2000, the Scudder Select 1000 Growth Fund had a net tax basis capital loss carryforward of approximately $181,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008, the expiration date.

In addition, the Scudder Select 500 Fund inherited approximately $241,085 of capital losses from its merger (see Note F) with Scudder Tax Managed Growth Fund, which may be applied against any realized net taxable capital gains in future years, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly for the Scudder Select 500 Fund and annually for the Scudder Select 1000 Growth Fund. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

As described in Note E, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Scudder Select 500 Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective August 28, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% for Scudder Select 500 Fund and 0.70% for Scudder Select 1000 Growth Fund, of each Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries have agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Funds until June 30, 2001 in order to maintain the annualized expenses of each Fund at not more than 0.75% of average daily net assets. For the six months ended August 31, 2000, the Adviser did not impose any of its management fee for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, amounting to $119,738 and $112,031, respectively.

Effective August 28, 2000, the Scudder Select 500 Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Administrative Fee. Effective August 28, 2000, the Scudder Select 500 Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the

Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund would not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 28, 2000 through August 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $1,071, all of which was unpaid at August 31, 2000.

Other Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for each Fund. For the six months ended August 31, 2000, SSC did not impose a portion of its fee for Scudder Select 1000 Growth Fund amounting to $5,717 and the amount imposed amounted to $64,200, of which all is unpaid. Prior to August 28, 2000, the fees imposed for the Scudder Select 500 Fund by SSC amounted to $72,173, of which all is unpaid at August 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the six months ended August 31, 2000, SFAC did not impose any of its fees for Scudder Select 1000 Growth Fund amounting to $18,750. Prior to August 28, 2000, SFAC did not impose a portion of its fees for Scudder Select 500 Fund amounting to $12,119 and the amount imposed amounted to $5,492.

Effective August 28, 2000, the above fees for the Scudder Select 500 Fund will be paid by the Adviser in accordance with the Administrative Agreement.

Trustee Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended August 31, 2000, Trustees' fees and expenses imposed for Scudder Select 500 Fund and Scudder Select 1000

Growth Fund aggregated $17,353 and $13,506, respectively. In addition, a one-time fee of $8,808 and $8,808 for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, respectively, was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $4,404 and $4,404 of such costs for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, respectively.

C. Line of Credit

The Funds and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended August 31, 2000, the Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's custodian and transfer agent fees were reduced by $3,534 and $486, and $181 and $342, respectively, under these arrangements.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

F. Acquisition of Assets

On August 25, 2000, the Scudder Select 500 Fund acquired all the net assets of Scudder Tax Managed Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 213,715 shares of the Fund (valued at $3,006,967) for 200,021 shares of Scudder Tax Managed Growth Fund outstanding on August 25, 2000. Scudder Tax Managed Growth Fund's net assets at that date ($3,006,967), including $847,697 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $36,102,459. The combined net assets of the Fund immediately following the acquisition were $39,109,426.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Select 500 Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Value Equity Trust.


                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          1,413,564            37,514
   Linda C. Coughlin                             1,401,944            49,134
   Dawn-Marie Driscoll                           1,412,976            38,102
   Edgar R. Fiedler                              1,412,544            38,534
   Keith R. Fox                                  1,414,278            36,800
   Joan E. Spero                                 1,401,816            49,262
   Jean Gleason Stromberg                        1,401,459            49,619
   Jean C. Tempel                                1,412,536            38,542
   Steven Zaleznick                              1,401,852            49,226
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending February 28, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      1,420,826              15,274               14,977                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Select 1000 Growth Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Value Equity Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          1,209,360            37,408
   Linda C. Coughlin                             1,209,402            37,366
   Dawn-Marie Driscoll                           1,209,235            37,533
   Edgar R. Fiedler                              1,208,312            37,456
   Keith R. Fox                                  1,209,595            37,174
   Joan E. Spero                                 1,209,199            37,569
   Jean Gleason Stromberg                        1,209,569            37,199
   Jean C. Tempel                                1,209,168            37,600
   Steven Zaleznick                              1,209,163            37,605
--------------------------------------------------------------------------------

2. To approve a change in the fund's sub-classification policy from a diversified company to a non-diversified company.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      1,056,360              55,721               58,431              76,257
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending February 28, 2001.

                                    Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      1,211,500              14,001               21,267                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                           William F. Glavin*
   o  President and Trustee                     o  Vice President

 Henry P. Becton, Jr.                         James E. Masur*
   o  Trustee; President, WGBH                  o  Vice President
      Educational Foundation
                                              Ann M. McCreary*
 Dawn-Marie Driscoll                            o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,           Lois R. Roman*
      Center for Business Ethics,               o  Vice President
      Bentley College
                                              Howard S. Schneider*
 Edgar R. Fiedler                               o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The                Robert D. Tymoczko*
      Conference Board, Inc.                    o  Vice President

 Keith R. Fox                                 John Millette*
   o  Trustee; General Partner,                 o  Vice President and Secretary
      The Exeter Group of Funds
                                              Kathryn L. Quirk*
 Joan E. Spero                                  o  Vice President and
   o  Trustee; President, The Doris                Assistant Secretary
      Duke Charitable Foundation
                                              John R. Hebble*
 Jean Gleason Stromberg                         o  Treasurer
   o  Trustee; Consultant
                                              Brenda Lyons*
 Jean C. Tempel                                 o  Assistant Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC                Caroline Pearson*
                                                o  Assistant Secretary
 Steven Zaleznick
   o  Trustee; President and                  *Scudder Kemper Investments, Inc.
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       54

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com